UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Cognizant Technology Solutions Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
2023 Annual Meeting
Vote by June 5, 2023
11:59 PM ET

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION 300 FRANK W. BURR BLVD. SUITE 36, 6TH FLOOR TEANECK, NJ 07666

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You invested in COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 6, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 6, 2023 9:30 AM ET Virtually at: www.virtualshareholdermeeting.com/CTSH2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors to serve until the 2024 annual meeting of shareholders.
Nominees:
1a.	Zein Abdalla	For
1b.	Vinita Bali	For
1c.	Eric Branderiz	For
1d.	Archana Deskus	For
1e.	John M. Dineen	For
1f.	Nella Domenici	For
1g.	Ravi Kumar S	For
1h.	Leo S. Mackay, Jr.	For
1i.	Michael Patsalos-Fox	For
1j.	Stephen J. Rohleder	For
1k.	Abraham Schot	For
1l.	Joseph M. Velli	For
1m.	Sandra S. Wijnberg	For
2.	Approve, on an advisory (non-binding) basis, the compensation of the company’s named executive officers (say-on-pay).	For
3.	Approve, on an advisory (non-binding) basis, the frequency of future say-on-pay votes.	Year
4.	Approve the Company’s 2023 Incentive Award Plan.	For
5.	Approve an amendment to the Company’s 2004 Employee Stock Purchase Plan.	For
6.	Ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the year ending December 31, 2023.	For
7.	Shareholder proposal regarding fair elections, requesting that the board of directors amend the company’s by-laws to require shareholder approval for certain advance notice by-law amendments.	Against
8.	Shareholder proposal regarding shareholder ratification of termination pay, requesting that the board of directors seek shareholder approval of certain senior manager severance packages.	Against
Note: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

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